OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:    3235-0060
                                                  Expires:       March 31, 2006
                                                  Estimated average burden
                                                  hours per response ......28.0
                                                  -----------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 9, 2006


                          First Consulting Group, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                     0-23651                  95-3539020
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
       Of incorporation)            File Number)           Identification No.)

        111 W. Ocean Blvd. 4th Floor,
                Long Beach, CA                                      90802
   (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code (562) 624-5200
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencemnt communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

         On May 9, 2006, FCG issued a press release announcing its financial results for the first quarter of 2006. The full text of this press release is furnished as Exhibit 99.1 to this report.

         The information in this report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

         Attached as Exhibit 99.1 to this report is FCG's press releases furnished under Item 2.02 of this report.





                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            First Consulting Group, Inc.



Date:  May 9, 2006                 By:      /s/ Michael A. Zuercher
                                            ----------------------------------
                                            Michael A. Zuercher
                                            VP, General Counsel and Secretary